UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2022

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

General

On July 15, 2022, Oncocyte Corporation (the “Company”) held its annual meeting of shareholders (the “Meeting”) at the Company’s principal offices at 15 Cushing, Irvine, California 92618 and virtually via live webcast at https://web.lumiagm.com/259974801. Present at the Meeting in person, virtually, or by proxy were holders of 94,580,537 shares of common stock of the Company, which represented 79.81% of the voting power of all shares of common stock of the Company as of May 16, 2022, the record date for the Meeting.

Proposals

The shareholders of the Company voted on the following proposals at the Meeting, as more fully described in the definitive proxy statement on Schedule 14A relating to the Meeting, which was filed with the SEC on June 8, 2022 (the “Proxy Statement”):

1. To elect six (6) directors to hold office until the annual meeting of shareholders to be held in 2023 and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Ronald Andrews, Jr., Andrew Arno, Jennifer Levin Carter, Melinda Griffith, Alfred D. Kingsley and Andrew J. Last;

2. To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022;

3. To approve, on an advisory basis, the Company’s named executive officer compensation in fiscal 2021;

4. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

5. To approve an amendment to the Company’s 2018 Equity Incentive Plan (the “Incentive Plan”) to eliminate “fungible share counting” in order to provide that any shares of common stock granted in connection with any awards will be counted against the number of shares available for the grant of awards under the Incentive Plan as one share for every award; and

6. To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying securities issued by the Company to Broadwood in connection with the Company’s recent Preferred Stock Offer and Underwritten Offer, in an amount equal to 20% or more of the Company’s common stock outstanding.

Voting Results

The final voting results for each of these proposals at the Meeting are detailed below.

1.	Election of Directors.

	Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Ronald Andrews, Jr.	42,305,245	30,481,831	21,793,461
Andrew Arno	65,338,991	7,448,085	21,793,461
Jennifer Levin Carter	65,477,427	7,309,649	21,793,461
Melinda Griffith	40,133,569	32,653,507	21,793,461
Alfred D. Kingsley	64,506,867	8,280,209	21,793,461
Andrew J. Last	63,995,070	8,792,006	21,793,461

Based on the votes set forth above, each director nominee was duly elected to serve until the annual meeting of shareholders to be held in 2023 and until his or her successor is duly elected and qualified.

2.	Ratification of Independent Registered Public Accounting Firm

Shares Voted
For	Against	Abstained	Broker Non-Votes
89,439,796	5,003,557	137,184	0

Based on the votes set forth above, the shareholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

3.	Advisory Vote to Approve Named Executive Officer Compensation

Shares Voted
For	Against	Abstained	Broker Non-Votes
36,805,242	34,793,766	1,188,068	21,793,461

Based on the votes set forth above, the shareholders approved, on a non-binding advisory basis, the Company’s named executive officer compensation for fiscal year 2021.

4.	Advisory Vote to Approve Frequency of Future Advisory Votes on Executive Compensation

Shares Voted For
1 Year	2 Years	3 Years
65,848,443	165,214	2,606,784

Based on the votes set forth above, the shareholders voted to hold the advisory vote on executive compensation every year.

5.	Approve Amendment to the 2018 Equity Incentive Plan to Eliminate “Fungible Share Counting”

Shares Voted
For	Against	Abstained	Broker Non-Votes
42,563,690	30,005,136	218,250	21,793,461

Based on the votes set forth above, the shareholders approved an amendment to the Incentive Plan to eliminate “fungible share counting” as described in the Proxy Statement.

6.	Approve Preferred Stock Conversion and Warrant Exercise

Shares Voted
For	Against	Abstained	Broker Non-Votes
61,227,173	5,279,934	276,217	27,797,213

Based on the votes set forth above, the shareholders approved the issuance of shares of the Company’s common stock underlying securities issued in connection with the Company’s recent Preferred Stock Offer and Underwritten Offer as described in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 21, 2022	By:	/s/ Ronald Andrews
Ronald Andrews
Chief Executive Officer